UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 17, 2014, Digital Realty Trust, Inc., which we refer to as we or us, announced that Digital Realty Trust, L.P., which we refer to as our operating partnership, is offering to repurchase, at the option of each holder, any and all of its outstanding 5.50% Exchangeable Senior Debentures due 2029, or the Debentures, as required by the terms of the Indenture, dated as of April 20, 2009, among us, our operating partnership and Wells Fargo Bank, National Association, as trustee and paying agent, or the Indenture. In connection with the repurchase offer, on March 17, 2014, we distributed an Issuer Repurchase Notice to the holders of the Debentures and filed a Schedule TO with the Securities and Exchange Commission. The repurchase offer will expire at 5:00 p.m., New York City time, on April 11, 2014.

On March 17, 2014, we also announced that our operating partnership intends to redeem all of the outstanding Debentures, on April 18, 2014 pursuant to its option under the Indenture. In connection with the redemption, on March 17, 2014, we distributed a Notice of Redemption to the holders of the Debentures.

In connection with the redemption, holders of the Debentures have the right to exchange their Debentures prior to 5:00 p.m., New York City time, on April 16, 2014. Debentures not surrendered pursuant to the repurchase offer prior to 5:00 p.m., New York City time, on April 11, 2014, or for exchange prior to 5:00 p.m., New York City time, on April 16, 2014, will be redeemed by our operating partnership on April 18, 2014.

A copy of the Issuer Repurchase Notice is attached hereto as Exhibit 99.1, a copy of the Notice of Redemption is attached hereto as Exhibit 99.2, and a copy of the press release announcing the repurchase offer and the redemption is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Issuer Repurchase Notice, dated March 17, 2014 (incorporated by reference to Exhibit 99(a)(1)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on March 17, 2014).

99.2	Notice of Redemption, dated March 17, 2014.

99.3	Press Release, dated March 17, 2014 (incorporated by reference to Exhibit 99(a)(5)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on March 17, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel

EXHIBITS

Exhibit Number	Description

99.1	Issuer Repurchase Notice, dated March 17, 2014 (incorporated by reference to Exhibit 99(a)(1)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on March 17, 2014).

99.2	Notice of Redemption, dated March 17, 2014.

99.3	Press Release, dated March 17, 2014 (incorporated by reference to Exhibit 99(a)(5)(A) to Digital Realty Trust, Inc.’s and Digital Realty Trust, L.P.’s Schedule TO filed on March 17, 2014).